Exhibit 99.1

 Corporate Presentation  February 2018  ®

   Disclaimer  This presentation and any statements of representatives of Edge related thereto that are not historical in nature (including but not limited to upcoming milestones) contain, or may contain, among other things, certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include, without limitation, statements with respect to Edge's plans, objectives, projections, expectations and intentions and other statements identified by words such as "projects," "may," "will," "could," "would," "should," "believes," "expects," "anticipates," "estimates," "intends," "plans," "potential" or similar expressions. These statements are based upon the current beliefs and expectations of Edge's management and are subject to significant risks and uncertainties. Actual results may differ significantly from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various risk factors (many of which are beyond Edge's control) as described under the heading "Risk Factors" in Edge's filings with the United States Securities and Exchange Commission.        01

   Business development opportunities consistent with strategic focus  Success of lead asset EG-1962 in aneurysmal subarachnoid hemorrhage (aSAH) via EVD  Market expansion opportunities for EG-1962  Other routes of administration of EG-1962 for aSAH (Cisternal, Lumbar)  Other indications in SAH (e.g. Non-aneurysmal, acute DCI, traumatic SAH)  Other indications outside of SAH  Proprietary PRECISA™ technology: Platform to develop future products  Strong balance sheet    Strategy To Maximize Long-Term Value                  02  Ongoing Phase 3 study supported by positive Phase 2 data

         Current Pipeline  Product Candidate  Formulation Development  INDEnabling  Phase 1  Aneurysmal Subarachnoid Hemorrhage   Intraventricular (EVD) Delivery  Intracisternal Administration  Lumbar Administration   Chronic Subdural Hematoma  EG-1962  EG-1962  EG-1962  EG-1964  Phase 2  Phase 3  Product Development Pipeline                    03   Atrial Fibrillation  EG-1965

       Recent and Expected Key Milestones    04  Received pediatric waiver from EMA for EG-1962  Initiated study of EG-1962 cisternal delivery  Secured $18M from RDO  EG-1962 cisternal PK data update  Entered into commercial supply agreement for EG-1962  Initiated EG-1962 lumbar PK animal study  NEWTON 2 futility analysis in 4Q’17  EG-1962 health economic data  NEWTON 2 full top-line data in late 2018   Submit IND for second PRECISA product in 2018  P  P  P  P  P      1H’17  2H’17  1H’18    2H’18    NEWTON 2 interim analysis in early 2018   P  P  P

       SAH (bleeding into subarachnoid space in the brain) is life-threatening with limited treatment options  Aneurysmal SAH (aSAH), most severe form of SAH, is caused by a ruptured brain aneurysm  Delayed cerebral ischemia (DCI) occurs days after SAH / aSAH; causes brain tissue death and is associated with poor patient outcomes  Aneurysmal Subarachnoid Hemorrhage (aSAH)        05    Patient demographics  85-90% of patients make it alive to the hospital  83% of poorer grade patients (WFNS grades 2-4 with GOSE <6) die or suffer permanent brain damage within 90 days  * Admitted Inpatients using 2013 National Inpatient Sample data.  6          SAH Patients Annually    EG-1962Market ExpansionOpportunity~50%  EG-1962 InitialPatientOpportunity~50%    SAH U.S. Population~35,000 patients  aSAH U.S. Population*~20,000 patients    ~600,000 Worldwide  ~100,000 North America,EU, Japan  Avg. age of aSAH patient = 52

         Only 17% of poorer grade patients (WFNS grades 2-4 with GOSE >6) return to favorable or normal status - sub-optimal nimodipine in the brain  Current Management of aSAH  Nimodipine (L-type Ca channel antagonist) is standard of care (SoC) to prevent DCI and improve outcomes, but prognosis is poor and complications are serious    06  Aneurysm RuptureExternal Ventricular Drain (EVD)  Universal administration of oral nimodipine (Class 1, Level A)  Surgical / Endovascular Aneurysm Repair  ICU Management(Watch & Wait)  Stabilize  Secure  Prevent  Treatment limiting side effects; systemic hypotension in up to 50%   Short half life (45-minutes) requires heavy nursing burden;2 pills every 4 hours x 21 days  –  –  –  Reduce delayed ischemia / improve patient outcomes  Standard of care in U.S., Europe, Asia (excl. Japan)   Treats multiple deleterious effects of calcium influx after aSAH  +  +  +  Discharge to:In/Out Patient, Rehab, Skilled Nursing Home, Physical/Occupational Therapy  Recovery

 EG-1962  Differentiation and Existing Data  ®

 EG-1962 provides sustained high drug exposure directly at the site of brain injury  Ongoing Phase 3 study for aSAH (EVD)  Positive Phase 2 (EVD) and preclinical results  Potential for significant health economic impact                  EG-1962: Potential to Significantly Improve Outcomes, Safety and Convenience    07  Delivers 100 to 1,000 times the concentration of nimodipine directly to the brain with sustained delivery over at least 21 days vs. current standard of care oral nimodipine  Has the potential to transform the management of aSAH and improve patient outcomes  Unable to get similar EG-1962 type concentrations of nimodipine into the brain with oral nimodipine without causing dose-limiting, potentially serious hypotension     Multiple Routes of Administration(EVD, Cisternal, Lumbar)  EG-1962

         NEWTON 2 Phase 3 Study Replicates Major Elements of Phase 2 Protocol    08  Comparing safety and efficacy of EG-1962 versus oral nimodipine  10  ~75 centers (North America, EU, Australasia)1 to 1 randomization; double-blind/double-dummyStratified by WFNS, Region  Primary Endpoints  Secondary & Health Economic Endpoints  Study Sample Size(n = 374)  Neurological outcome measured at 90 days after aSAH using GOSE  Safety profile of EG-1962 compared to oral nimodipineCognitive assessment using the Montreal Cognitive Assessment (MoCA)ICU and hospital LoS; discharge dispositionUse of rescue therapy  Full study results at 374 patientsFutility analysis at 150 patientsInterim analysis at 210 patients  Study Design

       NEWTON 2 Interim Analysis Possible Scenarios   No formal futility analysis. However, DMC may recommend amending or terminating the study for safety concerns or based on a benefit:risk assessment that does not justify additional subject enrollment.    09  DMC may recommend stopping enrollment and waiting for efficacy data from additional patients enrolled after 210 up to the interim analysis, if the study nearly missed the threshold for stopping at interim.  DMC may recommend proceeding to full enrollment (n=374) as planned.  DMC may recommend stopping the study for an efficacy win, based on showing a ~20% absolute difference in favorable outcomes versus control arm.

         Maximum feasible dose identified (primary endpoint)  800 mg   Positive safety and tolerability observed (secondary endpoint)  NEWTON Study – Key Highlights        10  Phase 1/2, international, multi-center, randomized, controlled, open-label study  All patients tolerated administration   73 patients completed (6 cohorts): 55 EG-1962, 18 oral nimodipine    PK characterized up to 800 mg dose (secondary endpoint)    Exploratory endpoints all favorable towards EG-1962

 Glasgow Outcome Scale (GOSE)    Unfavorable Outcome  Favorable Outcome    1    2    6    3    4    5    7    8  Dead  Vegetative State  Lower Severe Disability  Upper Severe Disability  Lower Moderate Disability  Upper Moderate Disability  Lower Good Recovery  Upper Good Recovery        EG-1962 Cohorts 1-5(n=46)    59%  Oral nimodipine(n=18)    28%  >2x  Historical Data*(n=151)    17%    28%    6%  ~5x    <1%  EG-1962 Cohorts 1-5(n=46)  Historical Data*(n=151)  Oral nimodipine(n=18)  NEWTON Study Suggested EG-1962 Potential to Improve Patient Outcomes          Favorable Outcome (GOSE 6-8)  GOSE 8    11  * Hänggi D, Etminan N, Macdonald RL, Steiger, HJ. NEWTON - Nimodipine microparticles to Enhance recovery While reducing TOxicity after subarachNoid hemorrhage. Neurocritical Care. Published Online: 13 February 2015.

     EG-1962  Oral nimodipine        12      (n=13/45)  (n=11/18)  29%  61%  VasospasmReduced by 52%      (n=6/45)  (n=6/18)  13%  33%  DCIReduced by 61%      (n=11/45)  (n=10/18)  24%  56%  Rescue Therapy Reduced by 57%  Median    13.5  (n=45)  (n=18)  10  12  14  16  18    17  ICU Length of Stay (LoS)  Reduced by 3.5 days (20%)  (n=45)  (n=18)  Median    22.5  20  22  24  26  28    25  Hospital LoS   Reduced by 2.5 days (10%)  Additional Data from NEWTON Study Provides Further Rationale for Premium Pricing

 Market Access andCommercial Strategy  ®

         Average charge per aSAH patient is >$300,000 and >$400,000 with EVD, excluding physician fees*  Physician related fees  ICU and hospital stay  Rescue therapy to treat delayed cerebral ischemia and vasospasm  Mechanical ventilation  Securing aneurysm (clip / coil)  Primary drivers for charges+:   aSAH Among Most Expensive Diseases Treated in U.S. Hospitals  * Company analysis of NIPS claims data+ Company analysis of Premier database        13

       14  Reimbursement Overview for Hospital Care and aSAH  Medicare(DRG)  Fixed Rate(DRG/Per Diem)  % Charges  Fixed Rate(Capitation)  Additional Payment Mechanisms:Stop-loss | Carve-out  Note: In certain situations, contracts may preclude pharmacy charges from qualifying a case for payment under the stop-loss clause  Commercial Payer  Government Payer    Additional Payment Mechanisms:Outlier | New Technology Add-on (NTAP)        Mechanisms in place to support hospital payments for sickest patients and new innovations  aSAH high volume hospitals are large teaching or academic centers, which typically have greater leverage in negotiating stop-loss coverage and carve-outs

       15    Independent Research: EG-1962 Pricing Flexibility and Access Supported by Payers Based on 10-15% Improvement vs. Standard of Care*        “Good Value” / Not A Hurdle To Inclusion  “Very Expensive” / Would Prompt Significant Discussion / Re-review  “Expensive” / Would Prompt Discussion    “Too Expensive” / Would Not Add To Formulary  $150,000  $133,000  $68,000  $25,000          Payer Provider  Most payer respondents were emphatic that EG-1962 management should be left to hospitalsSeveral responded that EG-1962 would be covered regardless of price pointThe Payer/Provider interviewed would require a review based on health outcomes; however, they believed that EG-1962 was an improvement over oral nimodipine, and should be covered at all tested price points          National          National          National          Regional  “I have absolutely no doubt it would be accepted on formulary. There may be reasons to limit it to certain specialists, given that there is that intraventricular administration.”-National Payer  “the hospital decides whether or not they’re going to use it and then they just have to fight with us regarding how we’re going to pay for it.”-Regional Payer  Perception of Orphan, Acute Care Product by Price Point  * Edge internal market research.

       16    Product  Indication  Company  Advancement to existing standard of care establishing new price to value potential  Kymriah™ (tisagenlecleucel)  B-cell precursor acute lymphoblastic leukemia (ALL) that is refractory or in second or later relapse  Novartis  Premium pricing and NTAP reimbursement  Defitelio® (defibrotide sodium)  Hepatic veno-occlusive disease (VOD)  Jazz    Virazole (ribavirin for inhalation solution)  Severe lower respiratory tract infections due to respiratory syncytial virus  Valeant    Voraxaze® (glucarpidase)  Reduce toxic plasma methotrexate levels  BTG  Platform based pharmaceutical optimization  Vyxeos™ (daunorubicin and cytarabine)   High Risk Acute myeloid leukemia (AML)  Jazz    Innovative Drugs Exist in the Hospital System

       Commercial Strategy                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                            Strong relationships with key hospital decision makers  North America:Small, targeted sales force of ~35 representatives  Europe:Similar-sized sales force to NA      ~300 hospitals accountfor 90% of all aSAH patients  Drivers for rapid adoption (U.S. launch):              EG-1962 administration does not materially change current physician behavior / treatment protocol  Pharmacoeconomic benefit: preventing DCI saves hospitals and managed care organizations substantial costs, plus outpatient rehab / nursing home costs    17

       Four-Layered Approach to Maintain Barrier-to-Entry  4 issued U.S. patents (including composition of matter to 2033), 32 issued foreign patents and more than 50 U.S. and foreign pending patent applications  Intellectual Property  Manufacturing know-how & trade secrets  Precisa development platform  Ability to prove bioequivalence  Potentially difficult for competitors to prove bioequivalence (i.e., human trial required)          18  Potentially eligible for 7 years of U.S. marketing exclusivity  Orphan Drug Designation

         EG-1962 Summary  Pharmacokinetic rationale  Improved outcomes vs nimodipine without off-target side effects in Phase 2 study; supports premium pricing rationale  De-risked path to market  High Barriers to Entry            19  Pivotal phase 3 design replicates key elements of phase 2 protocol  505(b)(2) regulatory pathway allows for reduced development burden  Orphan designation – potentially eligible for 7 years of U.S. marketing exclusivity  Composition of matter patent in U.S. to 2033

 Questions?

       EG-1962 achieved steady state sustained release of nimodipine  100x-1,000x higher nimodipine concentrations in CSF vs. oral nimodipine  Pharmacokinetic Data Supports Clinical Benefit of EG-1962        20

       Steady-state plasma concentration measured in EG-1962-treated patients was below 30 ng/ml, the level observed to cause systemic hypotension with oral nimodipine  (n=0/54)  0.0%  Hypotension  16.7%  (n=3/18)  EG-1962 Was Not Observed To Increase Risk of Hypotension    EG-1962  Oral Nimodipine    21

         Unfavorable Outcome  Favorable Outcome    1    2    6    3    4    5    7    8  Dead  Vegetative State  Lower Severe Disability  Upper Severe Disability  Lower Moderate Disability  Upper Moderate Disability  Lower Good Recovery  Upper Good Recovery  EG-1962: Favorable Outcomes in NEWTON Study by Cohort    22  56% (n=5)  78% (n=7)  67% (n=6)  40% (n=4)  56% (n=5)  Cohort 1 (100 mg; n=9)  Oral nimodipine(n=18)  Cohort 2(200 mg; n=9)  Cohort 3(400 mg;n=9)  Cohort 4(600 mg; n=10)  Cohort 5(800 mg; n=9)  EG-1962   Active Control  (n=5)  28%  HistoricalData  17%  Favorable Outcome

       EG-1962: Clinical Benefit Observed Across Disease Severities    23  Overall: Over 2x improvement in favorable outcome rate  WFNS 2 = Over 2x improvement in favorable outcome rate  WFNS 4 = Nearly 2x improvement in favorable outcome rate

       Negotiation Leverage for Carve Outs and Stop Loss Coverage    24  MORE NEGOTIATION LEVERAGE TO THE HOSPITAL  MORE NEGOTIATION LEVERAGE TO THE PAYER  Sole provider in geography / rural geographyProvider of specialized services (i.e. children’s hospital, trauma centers)Large teaching or academic center  Payer represents a large book of business to the hospitalHospital located in an urban locale (proxy for more Medicaid business and less commercial business)*  “Large teaching academic systems around the higher end. Standalone community hospitals are on the lower end” -National Payer  Now, for example, Children’s Hospital may be a level one or two trauma center.” -National Payer  High negotiating Leverage  Low negotiating Leverage  Integrated aSAH Mega Center  Community Hospital

       Precisa™ Development Platform  Proprietary, programmable, biodegradable polymer-based development platform     Controlled & Sustained Release  Optimize product  Program release profileSpecific blend of polymers Initial release profileSustained release profile  Define product profileIdentify therapeuticEngineer polymerPhysical / chemical properties  Identify unmetclinical condition    Targeted Delivery    25

 February 2018  (Nasdaq: EDGE)  ®